                                                                    Exhibit 99.4

CONTACT:                               -OR-         INVESTOR RELATIONS COUNSEL:
Eric Rosenfeld                                      Maura Gedid
Arpeggio Acquisition Corporation                    (212) 836-9605
212-319-7676                                        mgedid@equityny.com
                                                    -------------------
                                                    Devin Sullivan
                                                    (212) 836-9608
                                                    dsullivan@equityny.com
                                                    ----------------------

                              FOR IMMEDIATE RELEASE
                              ---------------------

          ARPEGGIO ACQUISITION CORPORATION AND HILL INTERNATIONAL INC.
                             AMEND MERGER AGREEMENT
          ------------------------------------------------------------

MARLTON, NJ AND NEW YORK, NY - JANUARY 3, 2006 - Arpeggio Acquisition
Corporation (OTCBB: APGO, APGOW, APGOU) ("Arpeggio"), a special purpose acquisition company, announced today that its merger agreement with privately-held Hill International, Inc. ("Hill") has been amended to provide that the number of directors that will constitute Arpeggio's Board of Directors at the time of the merger will be seven rather than nine. The amended terms provide that the Board of the post-merger Company will be comprised of Eric
Rosenfeld, CEO of Arpeggio, Arnaud Ajdler, CFO of Arpeggio, Irvin and David
Richter, CEO and COO of Hill, respectively, and three additional independent members of the Board to be chosen by the Hill shareholders, including Irvin and
David Richter.

HILL INTERNATIONAL FINANCIAL INFORMATION

Financial statements of Hill, based on U.S. GAAP, are attached to this announcement in table form. These financial statements, which update those disclosed in the press release issued on December 5, 2005 and in Arpeggio's
Current Report on Form 8-K filed on that date, include consolidated statements of operations for the nine months ended September 30, 2005 and 2004, and the fiscal years ended on or about December 31, 2004, 2003 and 2002. These statements of operations have been revised due to typographical and rounding errors that came about as the financials were formatted for presentation purposes. The balance sheets included in this news release have been attached for the convenience of the reader, but have not been amended. The Road Show
Presentation, also filed in the December 5, 2005 Form 8-K, did not contain any of these errors.

Several items on the statements of operations in the attached financial statements revise information shown in the earlier statements. In the statements released on December 5, 2005, $0.6 million in Affiliate Income was shown for the nine-month period ended September 30, 2005; however, this income was not included in the calculation of operating profit, EBITDA or Adjusted EBITDA. As a result, the previously released financial statements understated each of these income measures by $0.6 million. Therefore, the actual operating profit, EBITDA and Adjusted EBITDA for the nine months ended September 30, 2005 were $5.5 million, $6.1 million and $6.4 million, respectively. The previously released statements also contained typographical errors for the nine months ended
September 30, 2004, which understated both EBITDA and Adjusted EBITDA. In the revised statements, EBITDA and adjusted EBITDA for the nine-month period ended
September 30, 2004 are $1.7 million and $2.6 million, respectively. For the year ended 2004, direct expenses has been changed from $34.1 million to $34.4 million; however, this typographical error had no effect on operating profit, net income, EBITDA or Adjusted EBITDA. Finally, minor rounding changes were made in each period other than the fiscal year ended December 27, 2003.

ADDITIONAL INFORMATION

Arpeggio stockholders are urged to read the proxy statement regarding the proposed transaction when it becomes available, because it will contain important information. Copies of filings about Arpeggio and Hill will be available without charge at the Securities and Exchange Commission's internet site (http://www.sec.gov), and, when filed, will be available from Arpeggio, without charge, by directing a request to Arpeggio Acquisition Corporation., 10
E. 53rd St., 35th Fl. New York, NY 10022.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, about Arpeggio, Hill and their combined business after completion of the proposed acquisition. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Arpeggio's and
Hill's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions, weather and natural disasters, changing interpretations of generally accepted accounting principles;
outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Hill is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of project management and construction claims consulting services; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Arpeggio's filings with the Securities and Exchange
Commission, including its report on Form 10-QSB for the period ended September
30, 2005. The information set forth herein should be read in light of such risks. Neither Arpeggio nor Hill assumes any obligation to update the information contained in this press release.

ALL OF THE FOLLOWING FINANCIAL STATEMENTS ARE UNAUDITED AND WERE PREPARED BY
HILL INTERNATIONAL, INC., AS A PRIVATE COMPANY, IN ACCORDANCE WITH U.S.
GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND MAY NOT CONFORM TO SEC REGULATION
S-X. ACCORDINGLY, SUCH HISTORICAL INFORMATION MAY BE ADJUSTED AND PRESENTED
DIFFERENTLY IN OUR PROXY STATEMENT TO SOLICIT SHAREHOLDER APPROVAL OF THE
MERGER.

                                  ### #### ###

                   HILL INTERNATIONAL STATEMENTS OF OPERATIONS
                           (unaudited) (in US dollars)
                                (in millions)(a)

                                         9 MONTHS      9 MONTHS                    FISCAL YEAR ENDED
                                           ENDED         ENDED        ------------------------------------------
                                         9/30/2005     9/30/2004       1/1/2005         12/27/2003   12/28/2002
                                       --------------------------     ------------------------------------------

Total Revenue                              80.5          61.2            84.1             78.7         73.1
Reimbursable Expenses                      21.3          14.3            21.1             22.6         25.0
                                       --------------------------     ------------------------------------------
Net Revenue                                59.2          47.0            63.0             56.1         48.1
Direct Expenses                            31.6          25.6            34.4             29.0         23.9
Indirect Expenses                          22.0          19.6            26.6             24.2         20.9
Affiliate Expense (Income)                 (0.6)           -             (0.5)              -            -
Depreciation & Amortization                 0.7           0.6             0.8              1.2          1.5
                                       --------------------------     ------------------------------------------
Operating Profit                            5.5           1.1             1.7              1.7          1.8

Other (Income) Expense
Interest, Net                               0.4           0.4             0.6              0.6          0.5
Other                                        -            1.9             1.7              2.0          1.2
                                       --------------------------     ------------------------------------------
Income from Operations                      5.0          (1.2)           (0.7)            (0.9)         0.1
Provision (Benefit) for Inc. Taxes          1.9          (0.5)           (0.3)            (0.4)          -
                                       --------------------------     ------------------------------------------
Net Income                                  3.1          (0.7)           (0.4)            (0.5)         0.1

Depreciation & Amortization                 0.7           0.6             0.8              1.2          1.5
                                       --------------------------     ------------------------------------------
EBITDA                                      6.1           1.7             2.5              2.9          3.3

Non-Recurring Items (b)                     0.2           0.9             1.2              0.8          0.9
                                       --------------------------     ------------------------------------------
Adjusted EBITDA                             6.4           2.6             3.7              3.7          4.2

CAPEX                                       0.7           0.5             0.6              0.3          0.8

(a) Numbers may not foot due to rounding.
(b) Non-recurring items include expenses related to litigation, restructuring and discontinued operations.

                   HILL INTERNATIONAL STATEMENTS OF OPERATIONS
                           (unaudited) (in US dollars)
                                (in millions)(a)

     ASSETS                                                 9/30/2005            1/1/2005     12/27/2003     12/28/2002
     ------                                               ------------          ----------------------------------------

     Current Assets
     Cash & Cash Equivalents
                                                               (0.3)                 0.8          1.4            0.1
     Accounts Receivable, Net
                                                               29.4                 22.3         19.7           17.5
     Other Receivables
                                                                -                    0.9          0.3             -
     Prepaid Expenses & Other Current Assets
                                                                2.0                  1.6          0.5            0.6
                                                          ------------          ----------------------------------------
     Total Current Assets                                      31.1                 25.7         21.9           18.1

     Property & Equipment, net                                  2.7                  2.6          2.6            2.8

     Cash - Restricted                                          4.0                  3.4          1.1            0.3

     Intangibles, Net                                           0.2                  0.3          0.5            1.0

     Non-Current Deferred Tax Assets                            0.2                  0.2          0.4             -

     Other Assets                                               0.9                  0.8          0.3            0.4
                                                          ------------          ----------------------------------------
     Total Assets                                              39.0                 32.9         26.8           22.6

     LIABILITIES & SHAREHOLDER'S EQUITY
     ----------------------------------

     Current Liabilities
     Current Portion of L-T Debt & Capital Leases               0.4                  1.2          0.7            1.0

     Accounts Payable                                           6.5                  6.4          4.9            5.2

     Accrued Expenses                                           7.2                  4.8          3.2            3.0

     Current Portion of Deferred Tax Liabilities                2.7                  2.5          3.2            2.9

     Income Taxes Payable                                       2.5                  1.0          0.8            0.7

     Retained & Other Current Liabilities                       5.2                  4.7          1.7            2.5
                                                          ------------          ----------------------------------------
     Total Current Liabilities                                 24.4                 20.7         14.4           15.2

     Long-Term Debt & Capital Leases                            9.0                  9.6          9.3            4.2
     Deferred Liabilities & Other                               0.6                  0.6          0.6            0.4
                                                         ------------          ----------------------------------------
     Total Liabilities                                         34.0                 30.8         24.4           19.8

     Total Shareholders' Equity                                 5.0                  2.0          2.5            2.8
                                                         ------------          ----------------------------------------
     Total Liabilities & Shareholders' Equity                  39.0                 32.9         26.8           22.6

   (a) Numbers may not foot due to rounding.